UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE,  P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

		Page
Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement	3

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition	4

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant	4

Section 7 — Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure	4

Section 8 — Other Events

Item 8.01	Other Events	4

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	4

Signature		5

Exhibits:
99.1	News release dated June 7, 2007 (Earnings)
99.2	News release dated June 7, 2007 (Accelerated Share Repurchase Program and Bridge Credit Facility)

NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Accelerated Share Repurchase Program

On June 7, 2007, National Semiconductor Corporation (“National”) announced that it has entered into accelerated share repurchase (“ASR”) agreements with Goldman, Sachs & Co. (“Goldman Sachs”) to repurchase up to a maximum of $1.5 billion of its common stock.

The ASR transactions are covered by two agreements with Goldman Sachs.  Under one of the agreements, the company will repurchase from Goldman Sachs, for $1.0 billion, a number of shares of National’s common stock determined by the volume-weighted average price of the stock (“VWAP”) during a five- to-12 month period, subject to provisions establishing minimum and maximum numbers of shares.  Under the other agreement, National will repurchase shares of its common stock from Goldman Sachs immediately for an initial amount of $500 million.  Goldman Sachs will purchase an equivalent number of shares of National’s common stock in the open market over the next five- to-12 months, and, at the end of that period, the initial price will be adjusted up or down based on the VWAP during the same period.  The price adjustment may be settled by National, at its option, in cash or shares of its common stock.

National may engage Goldman Sachs from time to time in investment banking and other advisory services for which Goldman Sachs would receive customary fees and expenses.

Bridge Facility

On June 7, 2007, National also entered into a senior unsecured credit agreement (the “Bridge Facility”) with Goldman Sachs Credit Partners, L.P., an affiliate of Goldman Sachs.

The Bridge Facility provides for a $1.5 billion senior unsecured loan maturing 364 days from the closing of the Bridge Facility.  National may only borrow funds under the Bridge Facility at one time on the closing date.   Proceeds from the Bridge Facility will be used by National to finance the repurchase of shares of its common stock under the accelerated share repurchase agreements described above.

The interest rate applicable to loans under the Bridge Facility will be, at National’s option, equal to either:

•                    the base rate, which is the greater of (1) the Prime Rate and (2) the Federal Funds rate plus 0.50%; or

•                    a rate equal to the London Interbank Offered Rate, or LIBOR, plus an applicable margin of between 0.50% and 1.25% depending on our public debt ratings from Moody’s Investor Services, Inc. and Standard and Poor’s Ratings Group.

National may, at its option, voluntarily prepay amounts outstanding under the Bridge Facility subject to requirements as to minimum amounts and multiples, at any time in whole or in part without premium or penalty.  Additionally, National is required to make mandatory prepayments on amounts outstanding under the Bridge Facility in amounts equal to (a) 100% of the net cash proceeds received from issuances of equity securities by National or its subsidiaries and (b) 100% of the net cash proceeds received from incurrence of debt by National or its subsidiaries, subject to various exceptions.

The Bridge Facility contains customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on liens, investments, mergers and acquisitions and affiliate transactions.  There are no financial covenants included in the Bridge Facility except for a minimum interest coverage ratio and a maximum total leverage ratio.  Events of default under the Bridge Facility include, among others, nonpayment of principal or interest, covenant defaults, breaches of representations or warranties, bankruptcy and insolvency events, cross defaults and a change of control.

Item 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On June 7, 2007, National issued a news release announcing earnings for the quarter ended May 27, 2007.  The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Income, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.  The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Report on Form 8-K under the heading “Bridge Facility” is hereby incorporated in this Item 2.03 by reference.

Item 7.01	REGULATION FD DISCLOSURE

On June 7, 2007, National issued a news release, which has been attached as Exhibit 99.2, announcing that it has entered into agreements with respect to an ASR program and a bridge credit facility.  The information in Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	OTHER EVENTS

National also announced in its earnings press release that it will pay a cash dividend of $0.04 per share on July 9, 2007 to shareholders of record on June 18, 2007.  In addition, National announced that its Board of Directors had approved an additional $500 million to buy back shares of common stock beyond previously approved stock-repurchase programs and in addition to the ASR program described in Item 1.01 of this Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	News release dated June 7, 2007 issued by National Semiconductor Corporation* (Earnings)
99.2	News release dated June 7, 2007 issued by National Semiconductor Corporation* (Accelerated Share Repurchase Program and Bridge Credit Facility)

*                    This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: June 7, 2007	/s/ JAMIE E. SAMATH
Jamie E. Samath
Corporate Controller
Signing on behalf of the registrant and
as principal accounting officer